Capital Group International Focus Equity ETF
Investment portfolio
February 28, 2025
unaudited

Common stocks 97.49% Industrials 22.01%	Shares	Value (000)
Airbus SE, non-registered shares	693,275	$119,166
Recruit Holdings Co., Ltd.	1,815,800	106,148
Siemens AG	328,825	75,453
Techtronic Industries Co., Ltd.	4,295,000	59,866
Melrose Industries PLC	6,902,945	55,659
Rolls-Royce Holdings PLC[1]	5,105,404	47,780
Volvo AB, Class B	1,490,070	46,084
MTU Aero Engines AG	129,280	44,792
Diploma PLC	664,038	37,555
Schneider Electric SE	139,178	33,777
Safran SA	129,949	33,714
Ashtead Group PLC	370,519	22,395
SMC Corp.	61,300	21,990
Daikin Industries, Ltd.	192,300	20,056
International Container Terminal Services, Inc.	2,567,260	15,485
		739,920
Information technology 14.47%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,482,000	106,711
SAP SE	334,540	92,068
Shopify, Inc., Class A, subordinate voting shares[1]	735,972	82,429
ASML Holding NV	84,062	59,175
SK hynix, Inc.	419,117	54,492
Constellation Software, Inc.	6,530	22,509
Renesas Electronics Corp.	1,370,400	22,436
Disco Corp.	73,000	18,219
Keyence Corp.	36,400	14,366
Tokyo Electron, Ltd.	96,700	14,212
		486,617
Financials 14.13%
Banco Bilbao Vizcaya Argentaria, SA	6,757,915	89,907
Nu Holdings, Ltd., Class A1	7,631,170	82,035
NatWest Group PLC	8,910,802	53,668
Standard Chartered PLC	2,719,108	43,405
KB Financial Group, Inc.	781,354	41,821
Aegon, Ltd.	5,910,543	37,217
ING Groep NV	2,085,784	37,094
3i Group PLC	719,829	35,830
Kotak Mahindra Bank, Ltd.	1,349,765	29,354
AIA Group, Ltd.	3,219,800	24,592
		474,923
Capital Group International Focus Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary 11.79%	Shares	Value (000)
MercadoLibre, Inc.[1]	41,926	$88,961
adidas AG	275,413	70,339
LVMH Moët Hennessy-Louis Vuitton SE	65,745	47,392
Flutter Entertainment PLC[1]	149,188	41,861
Ferrari NV	82,094	38,322
Maruti Suzuki India, Ltd.	239,432	32,687
Meituan, Class B1	1,537,200	32,021
Evolution AB	318,861	24,373
Las Vegas Sands Corp.	454,244	20,309
		396,265
Health care 11.03%
Novo Nordisk AS, Class B	1,385,335	124,191
Daiichi Sankyo Co., Ltd.	4,301,100	98,488
UCB SA	187,990	35,404
Sanofi	318,879	34,521
Eurofins Scientific SE, non-registered shares	411,364	20,615
Zealand Pharma AS1	220,847	20,367
AstraZeneca PLC	131,644	19,818
Grifols, SA, Class A, non-registered shares[1]	1,599,030	17,616
		371,020
Materials 9.96%
Glencore PLC[1]	21,672,782	87,007
First Quantum Minerals, Ltd.[1]	6,678,778	82,865
Anglo American PLC	2,046,793	60,144
Ivanhoe Mines, Ltd., Class A1	4,950,350	46,980
Shin-Etsu Chemical Co., Ltd.	1,069,700	31,920
Rio Tinto PLC	427,939	25,806
		334,722
Communication services 5.47%
Bharti Airtel, Ltd.	3,468,519	62,240
Universal Music Group NV	1,568,935	43,699
Sea, Ltd., Class A (ADR)[1]	330,375	42,047
Tencent Holdings, Ltd.	582,200	35,829
		183,815
Consumer staples 4.35%
Danone SA	636,272	45,450
JBS SA	7,036,246	37,036
Ajinomoto Co., Inc.	772,300	30,808
Kweichow Moutai Co., Ltd., Class A	79,800	16,444
Treasury Wine Estates, Ltd.	2,423,486	16,436
		146,174
Energy 4.28%
Reliance Industries, Ltd.	5,894,380	80,840
Canadian Natural Resources, Ltd. (CAD denominated)	1,215,536	34,322
Cenovus Energy, Inc.	2,078,014	28,741
		143,903
Total common stocks (cost: $2,931,490,000)		3,277,359
Capital Group International Focus Equity ETF — Page 2 of 5

unaudited
Short-term securities 2.63% Money market investments 2.63%	Shares	Value (000)
Capital Group Central Cash Fund 4.37%[2,3]	883,810	$88,399
Total short-term securities (cost: $88,379,000)		88,399
Total investment securities 100.12% (cost: $3,019,869,000)		3,365,758
Other assets less liabilities (0.12)%		(3,958)
Net assets 100.00%		$3,361,800
Investments in affiliates3

	Value at 6/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2025 (000)	Dividend or interest income (000)
Short-term securities 2.63%
Money market investments 2.63%
Capital Group Central Cash Fund 4.37%[2]	$38,033	$591,459	$541,113	$8	$12	$88,399	$3,542

[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at 2/28/2025.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group International Focus Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Capital Group International Focus Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP3-303-0425
Capital Group International Focus Equity ETF — Page 5 of 5